Certain of the statements in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1933, as amended (the "Securities Act"), as amended. The words "expect," "anticipate," "intend," "plan," "believe," "seek," "estimate" and similar expressions are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking. These statements are provided to assist in the understanding of future financial performance and such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. A more detailed description of various risks is contained in the Company's most recent annual report on Form 10 KSB. Many of such factors are beyond the Company's ability to control or predict, and readers are cautioned not to put undue reliance on such forward-looking statements. The Company disclaims any obligation to update or revise any forward-looking statements contained in this presentation, whether as a result of new information, future events or otherwise. Safe Harbor Statement

Tangible stockholders' equity at March 31, 2003 - $ 32,403,241 Shares outstanding 3,692,053 Fully diluted shares outstanding 3,841,631 Tangible book value / share $ 8.77 Fully diluted book value / share $ 8.43 Closing price at May 31, 2003 $15.75 Price to tangible BV / share $ 1.8 Price to 2003 average estimated EPS (1) 26 Price to 2004 average estimated EPS (2) 15 (1) McDonald - $ .61; SunTrust Robinson Humphrey - $ .60; Legg Mason - $ .59 (2) McDonald - $1.06; Legg Mason - $1.06 Valuation Summary

Background and Opportunity The Nashville Market Nashville, the capital of Tennessee, has high growth and high income demographics. Nashville was ranked the 18th fastest growing major metropolitan market during the 1990's. Total deposits for the Nashville MSA in June 2002 were over $18 billion, up more than 29% since June 1997 with a CAGR over 5% during the last five years. At the same time, the market share of the larger bank holding companies began or continued to decline. Two decades of bank consolidation have resulted in only two banking institutions based in Nashville. Approximately, 96% of Davidson County deposits are controlled by out-of-market banks. Source: FDIC, US Census Bureau

Market Share (6/30/02) - Davidson County Total Deposits Total Share Rank Institution ($000) (%) Predecessor Bank 1 AmSouth Bancorp (AL) $ 2,621,836 24.41% First American Corp. 2 SunTrust Banks (GA) 2,488,567 23.17% Third National Bank 3 Bank of America (NC) 1,993,195 18.55% Commerce Union Bank 4 Union Planters Corp. (TN) 735,542 6.85% Fidelity Federal 5 SouthTrust Crop. (AL) 669,088 6.23% 6 U.S. Bank (MN) 513,236 4.78% First Union (N'ville City) 7 National Commerce Corp. (TN) 299,816 2.79% 8 Synovus Financial Corp. (GA) 298,623 2.78% Bank of Nashville 9 Regions Financial Corp. (AL) 266,341 2.48% Security Federal 10 First Tennessee National Corp. (TN) 216,008 2.01% 11 Capital Bancorp Inc. (TN) 159,644 1.49% 12 Pinnacle Financial Partners, Inc. (TN) 159,392 1.48% Source: FDIC

Vulnerable Competition 6/30/1995 6/3/1996 6/30/1997 6/30/1998 6/30/1999 6/30/2000 6/30/2001 6/30/2002 AmSouth 24.09 23.96 24.52 26.23 27.63 23.3 19.8 18.6 SunTrust 18.25 19.51 19.66 18.01 16.9 17 17.1 18.2 B of A 20.02 18.63 17.08 16.67 16.36 15.3 16.6 16.1 Community Banks 9.49 10.57 12.06 13.24 14.45 16.6 20.7 22.7 Source: FDIC

Business Strategy Focus on small businesses and consumers with significant investment and borrowing needs. Develop and retain team of experienced bankers with backgrounds in Nashville business and affluent markets. Provide products and advice typically provided by larger institutions with the hands-on approach typically provided by community banks. Offer a full line of financial services including traditional depository and credit products as well as investment and insurance products. Take advantage of void in locally-owned and operated financial institutions via local decision making and distinctive client service.

Growth Strategy - June 2002 Platform in place today to leverage growth and build market share. Current and targeted trade areas should provide significant growth opportunities without taking away a meaningful amount of market share. Turmoil resulting from out-of-market institutions acquiring local banks creates opportunity to take market share. Expansion of delivery system through selected additional branch locations, internet banking and commercial courier service enhances our growth opportunity. Asset growth objectives of $400 million by 2004 and $1.0 billion by 2010 are achievable with no mergers or acquisitions; however, merger or acquisition opportunities will be evaluated on the basis of overall accretion to the franchise.

Quarterly Financial Trends (000's)

Total Deposits (EOP)



$47,285
$74,890
$100,104
$133,259
$149,460
$168,752
$212,915
$234,017
$266,732
1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03

Total Loans (EOP)



$41,793
$69,319
$94,883
$134,440
$151,280
$170,427
$191,299
$209,743
$228,842
1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03

Total Assets (EOP)



$66,141
$101,187
$130,158
$175,439
$192,476
$229,795
$278,750
$305,279
$348,366
1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03

Net income before tax



$(1,282)
$(935)
$(635)
$(334)
$72
$173
$348
$411
$568
1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03

Pinnacle

1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 -0.0664 -0.0466 -0.0242 -0.0058 0.001 0.0021 0.0034 0.004 0.0046 Quarterly Performance Trends 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 -0.208 -0.1641 -0.1202 -0.0498 0.01 0.018 0.026 0.035 0.0463 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2.459 1.5569 1.28 0.8367 0.859 0.822 0.786 0.768 0.724 (1) Amounts for 2001 reflect a pro forma 38% effective tax rate 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 4.3 3.6 3.8 4.2 4.1 3.7 4 3.6 3.6

1Q02 2Q02 3Q02 4Q02 1Q03 1.034 0.971 0.977 0.934 0.894 1Q02 2Q02 3Q02 4Q02 1Q03 East 0.265 0.237 0.198 0.18 0.168 Quarterly Deposit Trends 1Q02 2Q02 3Q02 4Q02 1Q03 82049 95123 131188 146577 170592

1Q01 2Q01 3Q01 4Q01 1Q02 0.0126 0.0128 0.0125 0.0136 0.0135 Quarterly Asset Quality Ratios 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 0 0 0 0 0 0.0023 0 0 0.0019 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q03 4Q02 1Q03 East 0.0126 0.0128 0.0125 0.0136 0.0135 0.0128 0.0127 0.0128 0.0125 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q03 4Q02 1Q03 0 0 0 0.0019 0.0015 0.0005 0.0004 0.0088 0.0048 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 East 3.8 3.9 4 4 3.9 3.9

Quarterly Growth in Financial Performance 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q01 Revenues 405 630 1029 1255 1917 1986 2277 2777 2892 3100 Pretax income -1387 -1282 -935 -651 -334 71 173 348 412 568 Operating Expenses 1630 1549 1602 1608 1604 1705 1872 2182 2220 2242

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 1Q02 2Q02 3Q02 4Q02 1Q03 192 230 247 264 281 192 230 279 305 348 1Q02 2Q02 3Q02 4Q02 1Q03 0.1 0.21 0.31 0.41 0.51 0.1 0.21 0.34 0.4 0.46 1Q02 2Q02 3Q02 4Q02 1Q03 0.02 0.04 0.05 0.07 0.09 0.02 0.04 0.06 0.08 0.1 Performance versus Interpolated Targets Quarterly targets interpolated assuming straight-line growth from Q102 actuals through asset and ROA targets established in Pinnacle Financial Partners prospectus dated June 11, 2002.

Performance Summary - June 2003 Balance Sheet growth Ahead of schedule Earnings growth Ahead of schedule ROA On schedule Competitive vulnerabilities are affording better than planned growth opportunities.

Future Expectations Continue rapid growth Accelerate investment to seize growth opportunity People Offices Infrastructure Due to faster asset growth and accelerated investments, defer timing of 1% ROA Alter asset mix in favor of loans Remain "well-capitalized" Holding company debt Trust Preferred Common Stock